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                                                                    Exhibit 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated March 11, 2000 and February 3, 2000, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Bruker Daltonics Inc. for the registration of 7,500,000 shares of its common stock.



                                          /s/ ERNST & YOUNG LLP



Boston, Massachusetts
May 25, 2000